EXHIBIT 4.1

NUMBER                                                                    SHARES
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                          MARCO COMMUNITY BANCORP, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                                  COMMON STOCK
                       SEE REVERSE FOR CERTAIN DEFINITIONS


     THIS CERTIFIES THAT ___________________________________________________

                                is the owner of:

               FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK
                        OF MARCO COMMUNITY BANCORP, INC.

                            $0.01 PAR VALUE PER SHARE

The shares represented by this certificate are transferable only on the stock transfer books of Marco Community Bancorp, Inc. by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation of Marco Community Bancorp, Inc. and any amendments thereto (copies of which are on file with the Secretary of Florida Business BancGroup, Inc.), to all of which provisions the holder by acceptance hereof, assents. The shares evidenced by this certificate are not of an insurable type and are not insured by the Federal Deposit Insurance Corporation.

     IN  WITNESS  WHEREOF,   Marco  Community  Bancorp,  Inc.  has  caused  this
certificate to be executed by the signature of its duly authorized officers and has caused its corporate seal to be hereunto affixed.

Dated:    ______________, 2003


____________________________________  SEAL  ____________________________________
President                                                    Secretary/Treasurer


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    For value received _____________________________ hereby sell, assign and transfer unto:

Please insert social security number
or other identifying number of assignee:
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                  (Please print or typewrite name and address
                     including postal zip code of assignee)

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shares  represented  by  the  within  certificate,  and  do  hereby  irrevocably constitute and appoint ______________________ as the Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Date _________________, 2003


                                                  ______________________________
                                                  Signature

Notice: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular without alteration or enlargement or any change whatever.